Exhibit (h)(5)(xx)

FOURTH AMENDMENT

TO

SECOND AMENDED AND RESTATED

FEE WAIVER AND EXPENSE REIMBURSEMENT AGREEMENT

This fourth amendment to the Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement is made as of this 7th day of November, 2014 by and between the AQR Funds (“Trust”), on behalf of its series listed on Appendix A hereto (each, a “Fund”), and AQR Capital Management, LLC (“AQR”).

WHEREAS, the parties hereto entered into a Fee Waiver and Expense Reimbursement Agreement dated as of December 10, 2008 (the “Agreement”) in order to reduce the investment advisory fees charged to the Funds described in the Advisory Agreement, waive other fees it is entitled to receive from the Funds and/or reimburse certain operating expenses for the Funds to keep net expenses at specified levels as set forth in Appendix A; and

WHEREAS, the parties have entered into an Amended and Restated Fee Waiver and Expense Reimbursement Agreement dated as of May 18, 2011 (the “Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties have entered into a Second Amended and Restated Fee Waiver and Expense Reimbursement Agreement, dated as of April 1, 2014 (the “Second Amended and Restated Agreement”) in order to clarify certain exclusions included in Section 1 of the Agreement; and

WHEREAS, the parties hereto wish to amend Appendix A of the Second Amended and Restated Agreement in order to extend the term of the Second Amended and Restated Agreement and amend the expense caps for certain Funds included therein, and to add to the Second Amended and Restated Agreement the AQR Tax-Managed Core Equity Fund, AQR Tax-Managed Small Cap Core Equity Fund, AQR Tax-Managed International Core Equity Fund and AQR Tax-Managed Emerging Core Equity Fund.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, Trust and AQR agree as follows:

1. AMENDMENT OF APPENDIX A. Appendix A of the Second Amended and Restated Agreement is hereby amended by deleting it in its entirety and replacing it with the Appendix A attached hereto.

2. Except as modified hereby, the Second Amended and Restated Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first written above.

AQR FUNDS		AQR CAPITAL MANAGEMENT, LLC

By:	/s/ Brendan Kalb	By:	Nicole DonVito
	Name: Brendan Kalb Title: Executive Vice President and Secretary		Name: Nicole DonVito Title: Senior Counsel—Head of Registered Products

APPENDIX A

(Amended as of November 7, 2014)

FUNDS AND EXPENSE CAPS

Name of Fund	Class	Expense Cap	Date
Active Funds:

AQR Global Equity Fund	N	1.20%	January 29, 2014 – January 28, 2015
		1.15%	January 29, 2015 – January 28, 2016
	I	0.90%	January 29, 2014 – January 28, 2016
	R6	0.70%	January 8, 2014 – January 28, 2016

AQR International Equity Fund	N	1.25%	January 29, 2014 – January 28, 2015
		1.20%	January 29, 2015 – January 28, 2016
	I	0.95%	January 29, 2014 – January 28, 2016
	R6	0.75%	January 8, 2014 – January 28, 2016

	N	1.50%	March 31, 2011 – April 30, 2015
AQR Diversified Arbitrage Fund		1.45%	May 1, 2015 – April 30, 2016
	I	1.20%	March 31, 2011 – April 30, 2016
	R6	1.10%	September 2, 2014 – April 30, 2016

AQR Momentum Fund	L	0.49%	March 31, 2011 – January 28, 2016
	N	0.74%	December 17, 2012 – January 28, 2016
	R6	0.39%	July 10, 2014 – January 28, 2016

AQR Small Cap Momentum Fund	L	0.65%	March 31, 2011 – January 28, 2016
	N	0.90%	December 17, 2012 – January 28, 2016
	R6	0.55%	July 10, 2014 – January 28, 2016

AQR International Momentum Fund	L	0.65%	March 31, 2011 – January 28, 2016
	N	0.90%	December 17, 2012 – January 28, 2016
	R6	0.55%	July 10, 2014 – January 28, 2016

AQR Emerging Momentum Fund	L	0.80%	May13, 2014 – January 28, 2016
	N	1.05%	May 13, 2014 – January 28, 2016
	R6	0.70%	July 10, 2014 – January 28, 2016

AQR Managed Futures Strategy Fund	N	1.50%	March 31, 2011 – April 30, 2016
	I	1.25%	March 31, 2011 – April 30, 2016
	R6	1.15%	September 2, 2014 – April 30, 2016

AQR Risk Parity Fund	N	1.20%	June 10, 2010 – April 30, 2016
	I	0.95%	June 10, 2010 – April 30, 2016
	R6	0.85%	September 2, 2014 – April 30, 2016

AQR Multi-Strategy Alternative Fund	N	2.23%	July 18, 2011 – April 30, 2016
	I	1.98%	July 18, 2011 – April 30, 2016
	R6	1.88%	September 2, 2014 – April 30, 2016

AQR Tax-Managed Momentum Fund	L	0.54%	January 27, 2012 – January 28, 2015
		0.49%	January 29, 2015 – January 28, 2016
	N	0.79%	December 17, 2012 – January 28, 2015
		0.74%	January 29, 2015 – January 28, 2016
	R6	0.44%	July 10, 2014 – January 28, 2015
		0.39%	January 29, 2015 – January 28, 2016

AQR Tax-Managed Small Cap Momentum Fund	L	0.70%	January 27, 2012 – January 28, 2015
		0.65%	January 29, 2015 – January 28, 2016
	N	0.95%	December 17, 2012 – January 28, 2015
		0.90%	January 29, 2015 – January 28, 2016
	R6	0.60%	July 10, 2014 – January 28, 2015
		0.55%	January 29, 2015 – January 28, 2016

AQR Tax-Managed International Momentum Fund	L	0.70%	January 27, 2012 – January 28, 2015
		0.65%	January 29, 2015 – January 28, 2016
	N	0.95%	December 17, 2012 – January 28, 2015
		0.90%	January 29, 2015 – January 28, 2016
	R6	0.60%	July 10, 2014 – January 28, 2015
		0.55%	January 29, 2015 – January 28, 2016

AQR U.S. Defensive Equity Fund	N	0.74%	May 1, 2013 – January 28, 2016
	I	0.49%	May 1, 2013 – January 28, 2016
	R6	0.39%	September 2, 2014 – January 28, 2016

AQR International Defensive Equity Fund	N	0.90%	May 1, 2013 – January 28, 2016
	I	0.65%	May 1, 2013 – January 28, 2016
	R6	0.55%	September 2, 2014 – January 28, 2016

AQR Emerging Defensive Equity Fund	N	1.05%	April 1, 2014 – January 28, 2016
	I	0.80%	April 1, 2014 – January 28, 2016
	R6	0.70%	September 2, 2014 – January 28, 2016

AQR Risk-Balanced Commodities Strategy Fund	N	1.25%	May 1, 2014 – April 30, 2016
	I	1.00%	May 1, 2014 – April 30, 2016
	R6	0.90%	September 2, 2014 – April 30, 2016

AQR Risk Parity II MV Fund	N	1.20%	November 5, 2012 – April 30, 2016
	I	0.95%	November 5, 2012 – April 30, 2016
	R6	0.85%	September 2, 2014 – April 30, 2016

AQR Risk Parity II HV Fund	N	1.40%	November 5, 2012 – April 30, 2016
	I	1.15%	November 5, 2012 – April 30, 2016
	R6	1.05%	September 2, 2014 – April 30, 2016

AQR Core Equity Fund	N	0.79%	March 26, 2013 – January 28, 2016
	L	0.54%	March 26, 2013 – January 28, 2016
	R6	0.44%	July 10, 2014 – January 28, 2016

AQR Small Cap Core Equity Fund	N	1.00%	March 26, 2013 – January 28, 2016
	L	0.75%	March 26, 2013 – January 28, 2016
	R6	0.65%	July 10, 2014 – January 28, 2016

AQR International Core Equity Fund	N	0.95%	March 26, 2013 – January 28, 2016
	L	0.70%	March 26, 2013 – January 28, 2016
	R6	0.60%	July 10, 2014 – January 28, 2016

AQR Emerging Core Equity Fund	N	1.10%	May 13, 2014 – January 28, 2016
	L	0.85%	May 13, 2014 – January 28, 2016
	R6	0.75%	July 10, 2014 – January 28, 2016

AQR Long-Short Equity Fund	N	1.55%	July 17, 2013 – April 30, 2016
	I	1.30%	July 17, 2013 – April 30, 2016
	R6	1.20%	September 2, 2014 – April 30, 2016

AQR Managed Futures Strategy HV Fund	N	1.90%	July 17, 2013 – April 30, 2016
	I	1.65%	July 17, 2013 – April 30, 2016
	R6	1.55%	September 2, 2014 – April 30, 2016

AQR Style Premia Alternative Fund	N	1.75%	October 30, 2013 – April 30, 2016
	I	1.50%	October 30, 2013 – April 30, 2016
	R6	1.40%	September 2, 2014 – April 30, 2016

AQR Global Macro Fund	N	1.70%	April 8, 2014 – April 30, 2016
	I	1.45%	April 8, 2014 – April 30, 2016
	R6	1.35%	September 2, 2014 – April 30, 2016

AQR Equity Market Neutral Fund	N	1.55%	October 7, 2014 – April 30, 2016
	I	1.30%	October 7, 2014 – April 30, 2016
	R6	1.20%	October 7, 2014 – April 30, 2016

AQR Style Premia Alternative LV Fund	N	1.10%	September 17, 2014 – April 30, 2016
	I	0.85%	September 17, 2014 – April 30, 2016
	R6	0.75%	September 17, 2014 – April 30, 2016

AQR TM Large Cap Multi-Style Fund	N	0.79%	[ ] – January 28, 2017
	L	0.54%	[ ] – January 28, 2017
	R6	0.44%	[ ] – January 28, 2017

AQR TM Small Cap Multi-Style Fund	N	1.00%	[ ] – January 28, 2017
	L	0.75%	[ ] – January 28, 2017
	R6	0.65%	[ ] – January 28, 2017

AQR TM International Multi-Style Fund	N	0.95%	[ ] – January 28, 2017
	L	0.70%	[ ] – January 28, 2017
	R6	0.60%	[ ] – January 28, 2017

AQR TM Emerging Multi-Style Fund	N	1.10%	[ ] – January 28, 2017
	L	0.85%	[ ] – January 28, 2017
	R6	0.75%	[ ] – January 28, 2017

Dormant Funds

AQR International Small Cap Fund	N	1.60%	March 31, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.20%	May 1, 2010 – May 1, 2011
	Y	1.00%	March 31, 2010 – May 1, 2011

AQR Emerging Markets Fund	N	1.60%	March 31, 2010 – April 30, 2010
		1.75%	May 1, 2010 – May 1, 2011
	I	1.25%	March 31, 2010 – April 30, 2010
		1.45%	May 1, 2010 – May 1, 2011
	Y	1.05%	April 30, 2010

AQR Equity Plus Fund	N	1.60%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010

AQR Small Cap Core Fund	N	1.40%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010

AQR Small Cap Growth Fund	N	1.50%	March 31, 2010 – April 30, 2010
	I	1.20%	March 31, 2010 – April 30, 2010

AQR Risk-Balanced Commodities Strategy LV Fund	N	1.05%	July [ ], 2012 – April 30, 2014
	I	0.80%	July [ ], 2012 – April 30, 2014